UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2026

STARFIGHTERS SPACE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-43009	92-1012803
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

505 Odyssey Way, Suite 101
 Kennedy Space Center, Florida, United States 32953
 (Address of principal executive offices) (ZIP Code)

Registrant's telephone number, including area code: (321) 261-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	FJET	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On May 22, 2026, Starfighters Space, Inc., a Delaware corporation (the "Company"), entered into a securities purchase agreement (the "Securities Purchase Agreement") with certain institutional investors (the "Purchasers"), pursuant to which the Company agreed to issue and sell to the Purchasers in a private placement an aggregate of 5,223,879 shares of common stock of the Company, par value $0.00001 per share (the "Common Stock" and such shares, the "Shares"), at a price of $3.35 per Share (the "Private Placement"). The aggregate gross proceeds to the Company from the Private Placement will be $17,499,994.65, before deducting placement agent fees and offering expenses. The Private Placement is expected to close on or about May 27, 2026, subject to the satisfaction of certain customary closing conditions (the "Closing Date").

Cantor Fitzgerald & Co. (“Cantor”) acted as exclusive placement agent for the Private Placement.

The Company intends to use the net proceeds from the Private Placement to support operational expansion, infrastructure development, and continued advancement of its STARLAUNCH platform, including initiatives tied to launch readiness, mission execution capabilities, and broader space launch operations.

Pursuant to the Securities Purchase Agreement, from the date of the Securities Purchase Agreement until the date that is 60 consecutive calendar days following the Closing Date, the Company has agreed that it will not, without the prior written consent of Purchasers holding at least a majority in interest of the Shares then held by Purchasers, (i) other than in connection with an Exempt Issuance (as defined in the Securities Purchase Agreement), issue, enter into any agreement to issue, or announce the issuance or proposed issuance of, any shares of Common Stock or Common Stock Equivalents (as defined in the Securities Purchase Agreement), or (ii) file any registration statement or any amendment or supplement thereto, other than in furtherance of an Exempt Issuance or as contemplated by the Registration Rights Agreement (as defined below).

The Securities Purchase Agreement contains customary representations, warranties and agreements by the Company, indemnification obligations of the Company, and other obligations of the parties.

Lock-Up Agreement

In connection with the Private Placement, the officers and directors of the Company each executed a lock-up agreement (the "Lock-Up Agreement") substantially in the form attached as Exhibit A to the Securities Purchase Agreement, in favor of Cantor, pursuant to which each such person agreed, without the prior written consent of Cantor on behalf of the Purchasers, not to (i) directly or indirectly, offer for sale, sell, pledge or otherwise dispose of any shares of Common Stock (including shares of Common Stock that may be deemed to be beneficially owned or hereafter acquired), or securities convertible into or exercisable or exchangeable for Common Stock; (ii) enter into any swap or other derivatives transaction that transfers any of the economic benefits or risks of ownership of shares of Common Stock; or (iii) publicly disclose the intention to do any of the foregoing, for a period commencing on the date of the Securities Purchase Agreement and ending on the 60th day thereafter, subject to certain customary exceptions.

Registration Rights Agreement

In connection with the Private Placement, the Company entered into a Registration Rights Agreement, dated as of May 22, 2026 (the "Registration Rights Agreement"), with the Purchasers. Pursuant to the Registration Rights Agreement, the Company agreed to prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement covering the resale of all the Shares purchased by the Purchasers in the Private Placement no later than 30 calendar days after the Closing Date. The Company agreed to use commercially reasonable efforts to have the registration statement declared effective as soon as reasonably practicable after the filing thereof, and in any case not more than 30 days following the filing thereof, unless the SEC reviews the registration statement, in which case not more than 60 days following the filing thereof. The Company agreed to use commercially reasonable efforts to cause the registration statement to remain continuously effective pursuant to Rule 415 for resales by the Purchasers on a delayed or continuous basis at all times until the earlier of (i) such time as there are no longer Registrable Securities (as defined in the Registration Rights Agreement) held by the Purchasers or (ii) the fifth (5th) anniversary following the Closing Date. The Company agreed to pay all expenses associated with the registration statement. The Registration Rights Agreement also contains customary indemnification provisions for the benefit of the Purchasers and the Company.

The foregoing description of the Securities Purchase Agreement (including the form of Lock-Up Agreement attached as Exhibit A thereto) and the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the Securities Purchase Agreement and the Registration Rights Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Private Placement is hereby incorporated by reference into this Item 3.02.

Pursuant to the terms of the Securities Purchase Agreement, the Company will be issuing the Shares in reliance on the exemption from the registration requirements of the Securities Act under Section 4(a)(2) of the Securities Act of 1933, as amended (together with the rules and regulations thereunder, the "Securities Act"), and/or Rule 506(b) of Regulation D promulgated thereunder. Each Purchaser represented that it is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act or a "qualified institutional buyer" as defined in Rule 144A(a), acquiring the Shares only for its own account and not with a view to any distribution thereof in violation of the Securities Act.

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

On May 22, 2026, the Company issued a press release announcing the transactions described in this Current Report on Form 8-K. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	Form of Securities Purchase Agreement, dated May 22, 2026, by and between Starfighters Space, Inc. and the other parties thereto
10.2	Form of Registration Rights Agreement, dated May 22, 2026, by and between Starfighters Space, Inc. and the other parties thereto
99.1	Press Release dated May 22, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARFIGHTERS SPACE, INC.

DATE: May 22, 2026	By:	/s/ David Whitney
David Whitney
Chief Financial Officer